UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2018

Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust Street Des Moines, IA		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2018, the Federal Home Loan Bank of Des Moines (Bank) declared that David P. Bobbitt, Karl A. Bollingberg, David J. Ferries, Michelle M. Keeley and Elsie M. Meeks had been elected to the Bank’s Board of Directors (Board) for terms commencing on January 1, 2019, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission on November 8, 2018 (the "Original Form 8-K"). At the time of that filing, the Board committee assignments for 2019 had not been made. The Bank is filing this Form 8-K/A to report Board committee assignments for 2019.

Board Committee Assignments

On December 13, 2018, the Board approved the following committee appointments for all directors for 2019:

Executive and Governance Committee	Audit Committee

Benson Porter, Chair	James Livingston, Chair
Ellen Lamale, Vice Chair	Ruth Bennett, Vice Chair
Teresa Keegan	Steve Bumann
Michelle Keeley	David Ferries
John Kennedy	John Kennedy
James Livingston	John Klebba
Lauren MacVay	Elsie Meeks
Elsie Meeks

Business Operations and Technology Committee	Member and Finance Committee

Lauren MacVay, Chair	Teresa Keegan, Chair
Michael McGowan, Vice Chair	Steve Bumann, Vice Chair
Karl Bollingberg	Ruth Bennett
Christine Camp	David Bobbitt
Marianne Emerson	Chris Grimm
Teresa Keegan	Michelle Keeley
Ellen Lamale	James Livingston
Benson Porter

Housing and Community Investment Committee	Human Resources and Compensation Committee

Elsie Meeks, Chair	Michelle Keeley, Chair
David Ferries, Vice Chair	David Bobbitt, Vice Chair
Christine Camp	Chris Grimm
Joe Kesler	Joe Kesler
Cynthia Parker	Cynthia Parker
John Robinson	Benson Porter
Robert Stuart	John Robinson
Robert Stuart

Risk Committee

John Kennedy, Chair
John Klebba, Vice Chair
Karl Bollingberg
Marianne Emerson
Ellen Lamale
Lauren MacVay
Michael McGowan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

December 18, 2018	By:	/s/ Michael L. Wilson

Name: Michael L. Wilson
Title: President and Chief Executive Officer